2Q08 Earnings Conference Call Supplemental Materials DRAFT: July 21 8pm July 22, 2008 Exhibit 99.2 st

Forward Looking Statements
Safe Harbor
Statements contained in this presentation which are
Statements contained in this presentation which are
not historical facts and which pertain to future
not historical facts and which pertain to future
operating results of IBERIABANK Corporation and its
operating results of IBERIABANK Corporation and its
subsidiaries constitute “forward-looking statements”
subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation
within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking
Reform Act of 1995. These forward-looking
statements involve significant risks and uncertainties.
statements involve significant risks and uncertainties.
Actual results may differ materially from the results
Actual results may differ materially from the results
discussed in these forward-looking statements.
discussed in these forward-looking statements.
Factors that might cause such a difference include,
Factors that might cause such a difference include,
but are not limited to, those discussed in the
but are not limited to, those discussed in the
Company’s periodic filings with the SEC.
Company’s periodic filings with the SEC.

3 Introductory Comments

Introductory Comments
Summary
Solid, Balanced Organic And Acquisition Growth
Solid, Balanced Organic And Acquisition Growth
Significant Asset Quality Improvement This Quarter
Significant Asset Quality Improvement This Quarter
Optimistic About Operating Leverage Opportunities
Optimistic About Operating Leverage Opportunities
Favorable Interest Rate And Credit Risk Positioning
Favorable Interest Rate And Credit Risk Positioning
ANB Acquisition Complete; Conversion This Month
ANB Acquisition Complete; Conversion This Month
Deposit Campaign & ANB: Margin/Earnings Pressure
Deposit Campaign & ANB: Margin/Earnings Pressure
Memphis Will Be A Very Good Growth Engine
Memphis Will Be A Very Good Growth Engine
We Avoided What Ails The Banking Industry
We Avoided What Ails The Banking Industry
Unique And Well Positioned For Future Opportunities
Unique And Well Positioned For Future Opportunities

Introductory Comments
Distinctively Different
One Of Oldest Banks In LA -
One Of Oldest Banks In LA -
March 12, 1887
March 12, 1887
No Toxic Investments
No Toxic Investments
Positioned Well For Mortgage Refinancing Wave
Positioned Well For Mortgage Refinancing Wave
Stable And Countercyclical Markets
Stable And Countercyclical Markets
Strong Tailwinds –
Strong Tailwinds –
Energy And Katrina Rebuild
Energy And Katrina Rebuild
Favorable Competitive Dynamics
Favorable Competitive Dynamics
Extremely Small C&D Exposure
Extremely Small C&D Exposure
Taking Corrective Action Early & Aggressively
Taking Corrective Action Early & Aggressively
Delivering On Long-Term Investments
Delivering On Long-Term Investments
Growth Opportunities
Growth Opportunities

Introductory Comments
Change In Stock Price
58%
27%
45%
47%
13%
-4%
16%
-21%
3%
-40%
-30%
-20%
-10%
0%
10%
20%
30%
40%
50%
60%
2000 2001 2002 2003 2004 2005 2006 2007 YTD
2008
IBKC
S&P Banks
NASDAQ Banks
DJIA
S&P 500
Russell 2000
Source: Stifel Nicolaus, July 18, 2008

7 Asset Quality

Asset
Asset
Quality
Quality
Pulaski
Pulaski
Builder
Builder
Exposure
Exposure
# Of Loans $ Funded % Of Line Average
Funded Committed Committed
%Total Funded $ Funded
Builder Loans
Memphis Area 16,044 $     16,499 $    79
35.7% 97% 203,086 $
North Mississippi 4,028 4,028 21
9.0% 100% 191,832 $
Little Rock 13,263 13,947 71
29.5% 95% 186,804 $
Northeast Ark. 3,103 3,427 25
6.9% 91% 124,117 $
Northwest Ark. 8,451 8,675 70
18.8% 97% 120,735 $
Total 44,890 $     46,577 $    266 100.0% 96% 168,758 $
On 3/31/08 53,321 $    55,464 $    307 100.0% 96% 173,683 $
By Dollar Amount ($000)
Development Lot House <100% House 100% Development House <100% House 100%
Loans Loans Complete Complete Loans Lots Complete Complete
Memphis Area 2,051 $          4,102 $     444 $            9,447 $       1 87 4 55
North Mississippi - 484 - 3,544 0 10 0 17
Little Rock 2,275 762 1,580 8,646 1 52 9 49
Northeast Ark. - 1,021 522 1,560 0 27 5 10
Northwest Ark. - 1,376 260 6,816 0 24 3 45
Total 4,326 $          7,745 $     2,806 $         30,013 $     2 200 21 176
On 3/31/08 4,718 $         9,051 $     4,720 $        34,832 $    3 174 33 199
% Of Total - 6/30/08 10% 17% 6% 67% 1% 50% 5% 44%
% Of Total - 3/31/08 9% 17% 9% 65% 1% 43% 8% 49%
By Dollar Amount ($000) Number
% Balance
Funded Loans Discounts & % Discounts &
Balance Current 30-59 60-89 > 90 Nonaccrual Reserves Nonaccrual Reserves
Builder Loans
Memphis Area 16,044 $ 8,556 $   427 $       343 $       - $       6,718 $      1,864 $       41.9% 11.62%
North Mississippi 4,028 - - - - 4,028 557 100.0% 13.84%
Little Rock 13,263 8,960 974 - - 3,328 429 25.1% 3.23%
Northeast Ark. 3,103 1,558 - 392 - 1,153 215 37.2% 6.94%
Northwest Ark. 8,451 5,460 1,787 440 - 764 823 9.0% 9.74%
Total 44,890 $ 24,534 $ 3,188 $    1,175 $    - $       15,993 $    3,888 $
35.6% 8.66%
On 3/31/08
53,321 $ 29,115 $ 5,198 $   1,076 $   514
$
17,419 $   3,855 $      32.7% 7.23%
By Dollar Amount ($000)
# Of Days Past Due

Asset Quality
2Q08 Compared To Prior Quarters
($thousands)
4Q07 1Q08 2Q08 4Q07 1Q08 2Q08 4Q07 1Q08 2Q08
Nonaccruals 3,545 $        4,408 $
6,295 $
32,562 $ 29,698 $
24,534 $
36,107 $    34,107 $
30,829 $
OREO & Foreclosed 1,688 2,164
850
7,726 7,560
8,862
9,413 9,724
9,712
90+ Days Past Due 1,684 1,437 867 971 2,394 501 2,655 3,831 1,367
Nonperforming Assets
6,917 $        8,009 $
8,012 $
41,259 $ 39,652 $
33,897 $
48,175 $    47,662 $
41,908 $
NPAs/Assets 0.19% 0.22%
0.22%
3.14% 2.73%
2.12%
0.98% 0.93%
0.79%
NPAs/(Loans + OREO) 0.26% 0.30%
0.29%
5.06% 5.03%
4.10%
1.40% 1.39%
1.18%
LLR/Loans 0.93% 0.92% 0.92% 1.72% 1.89% 1.81% 1.12% 1.14% 1.12%
Net Charge-Offs/Loans 0.12% 0.10%
0.04%
0.14% 0.58%
0.35%
0.12% 0.21%
0.11%
Past Dues:
30-89 Days Past Due 10,042 $      9,604 $
7,842 $
8,202 $   9,725 $
8,722 $
18,244 $    19,329 $
16,564 $
90+ days Past Due 1,684 1,437 867 971 2,394 501 2,655 3,831 1,367
Nonaccual Loans 3,545 4,408
6,295
32,562 29,698
24,534
36,107 34,107
30,829
Total 30+ Past Dues 15,271 $      15,449 $    15,004 $    41,735 $ 41,817 $ 33,756 $      57,006 $    57,267 $     48,760 $
% Loans 0.58% 0.58%
0.55%
4.93% 4.99%
3.88%
1.66% 1.69%
1.38%
Loan Mix:
Commercial 55.4% 55.7% 54.2% 63.0% 65.3% 65.8% 56.7% 57.1% 56.2%
Consumer 13.6% 13.9% 14.5% 22.8% 22.8% 22.8% 16.0% 16.3% 16.7%
Mortgage 19.5% 19.0%
18.1%
7.2% 7.2%
6.6%
16.8% 16.6%
15.8%
Business Banking 2.3% 2.3% 4.1% 0.0% 1.2% 1.1% 1.8% 2.1% 3.4%
Indirect 9.2% 9.1%
9.1%
0.0% 0.0%
0.0%
7.0% 7.0%
7.0%
Credit Cards 0.0% 0.0% 0.0% 7.0% 3.5% 3.7% 1.7% 0.9% 0.9%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
IBERIABANK Corporation IBERIABANK Pulaski Bank & Trust

Asset Quality
Trends – Entity NPAs & Past Dues
(Dollars in $000s) 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 $Chg
12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 Last Qtr.
Nonaccrual Louisiana 2,701 $        3,100 $        2,532 $        2,994 $        3,545 $        4,408 $        6,295 $        1,887 $
Pulaski - 12,456 11,718 13,197 32,562 29,698 24,534 (5,164)
Consolidated 2,701 $        15,556 $      14,250 $      16,191 $      36,107 $      34,107 $      30,829 $      (3,278) $
OREO & Foreclosed Assets Louisiana 2,008 $        2,439 $        1,769 $        1,937 $        1,688 $        2,164 $        850 $           (1,314) $
Pulaski - 911 2,497 4,796 7,726 7,560 8,862 1,302
Consolidated 2,008 $        3,350 $        4,266 $        6,733 $        9,414 $        9,724 $        9,712 $        (12) $
Accruing 90+ Days Past Due Louisiana 310 $           253 $           914 $           1,067 $        1,684 $        1,437 $        867 $           (570) $
Pulaski - 142 1,670 4,046 971 2,394 501 (1,893)
Consolidated 310 $           395 $           2,584 $        5,113 $        2,655 $        3,831 $        1,367 $        (2,464) $
Total NPAs Louisiana 5,019 $        5,793 $        5,215 $        5,998 $        6,917 $        8,009 $        8,012 $
3 $
Pulaski - 13,509 15,885 22,039 41,258 39,653 33,896 (5,757)
Consolidated 5,019 $        19,302 $      21,100 $      28,037 $      48,176 $      47,662 $      41,908 $      (5,754) $
NPAs / Total Assets Louisiana 0.16% 0.18% 0.16% 0.17% 0.19% 0.22% 0.22%
Pulaski n.m. 0.98% 1.15% 1.61% 3.13% 2.73% 2.12%
Consolidated 0.16% 0.42% 0.45% 0.58% 0.98% 0.93% 0.79%
30-89 Days Past Due Louisiana 5,303 $        11,060 $      6,671 $        6,197 $        10,042 $      9,604 $        7,842 $        (1,762) $
Pulaski - 8,055 10,592 9,030 8,202 9,725 8,722
(1,003)
Consolidated 5,303 $        19,116 $      17,263 $      15,227 $      18,244 $      19,329 $      16,564 $      (2,765) $
30-89 Days PDs / Loans Louisiana 0.24% 0.49% 0.28% 0.25% 0.38% 0.36% 0.29%
Pulaski n.m. 1.05% 1.33% 1.05% 0.97% 1.25% 1.01%
Consolidated 0.24% 0.63% 0.54% 0.46% 0.53% 0.56% 0.47%

Asset Quality
Trends – Entity LLR & Net COs
(Dollars in $000s) 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 $Chg
12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 Last Qtr.
Loan Loss Reserve* Louisiana 29,922 $     29,968 $     27,999 $     23,669 $     24,417 $     24,434 $     24,962 $     528 $
Pulaski - 8,743 9,827 12,044 13,868 14,769 14,791 22
Consolidated 29,922 $     38,711 $     37,826 $     35,713 $     38,285 $     39,203 $     39,753 $     550 $
LLR / Total Loans Louisiana 1.34% 1.32% 1.17% 0.95% 0.93% 0.92% 0.92%
Pulaski n.m. 1.14% 1.24% 1.47% 1.72% 1.89% 1.81%
Consolidated 1.34% 1.28% 1.19% 1.08% 1.12% 1.14% 1.12%
Net Charge-Offs Louisiana 85 $            54 $            134 $          230 $          230 $          678 $          283 $          (395) $
Pulaski - 110 160 190 178 1,100 702 (398)
Consolidated 85 $            164 $          294 $          420 $          408 $          1,778 $       985 $
(793) $
Net COs/Avg Loans Louisiana 0.02% 0.01% 0.02% 0.04% 0.12% 0.10% 0.04%
Pulaski n.m. 0.09% 0.08% 0.09% 0.14% 0.58% 0.35%
Consolidated 0.02% 0.02% 0.04% 0.05% 0.12% 0.21% 0.11%
LLR Coverage Of NPAs Louisiana 596% 517% 537% 395% 353% 305% 312%
Pulaski n.m. 65% 62% 55% 34% 37% 44%
Consolidated 596% 201% 179% 127% 79% 82% 95%
*
Does not include loan discounts associated with acquisitions.

Asset Quality
Loan Mix And 30 Days+ Past Due
(Dollars in $000s) 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
12/31/06 3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08
% of Outstandings
Commercial
51.7% 53.9% 54.8% 55.3% 56.7% 57.1% 56.2%
Mortgage 21.4% 20.3% 17.9% 17.6% 16.8% 16.6% 15.8%
Consumer 13.8% 14.8% 16.4% 16.4% 16.0% 16.3% 16.7%
Indirect 10.2% 7.5% 7.4% 7.3% 7.0% 7.0% 7.0%
Business Banking 2.5% 1.9% 1.9% 1.8% 1.8% 2.1% 3.4%
Credit Cards 0.4% 1.6% 1.6% 1.6% 1.7% 0.9% 0.9%
Total Loans 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Past Due 30+ Days* Commercial 0.19% 1.30% 1.02% 1.21% 1.95% 2.00% 1.60%
Mortgage 0.28% 1.29% 1.06% 0.82% 1.06% 0.90% 0.95%
Consumer 0.76% 0.79% 1.54% 1.39% 1.74% 1.66% 1.45%
Indirect 0.90% 0.66% 0.65% 0.66% 1.21% 0.97% 0.75%
Business Banking 0.58% 0.43% 0.59% 0.04% 0.11% 1.30% 0.75%
Credit Cards 1.12% 0.72% 0.70% 0.94% 0.82% 1.44% 1.02%
Total Loans 0.37% 1.15% 1.07% 1.10% 1.66% 1.69% 1.38%
Louisiana 0.37% 0.64% 0.42% 0.41% 0.59% 0.59% 0.55%
Pulaski n.m. 2.70% 3.02% 3.04% 4.93% 4.99% 3.88%
Consolidated 0.37% 1.15% 1.07% 1.10% 1.66% 1.69% 1.38%
* Includes nonaccruing loans

Asset Quality
Legacy – Classified Assets
Note: Classified Assets Include Substandard, Doubtful and Loss Note: Classified Assets Include Substandard, Doubtful and Loss
$-
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
Classified Assets - Legacy IBERIABANK
Loss
Doubtful
Substandard

Asset Quality
Loan Loss Reserve
Louisiana Franchise –
Louisiana Franchise –
Improved Situation
Improved Situation
•
•
85% Of LA Loan Portfolio Is In South Louisiana
85% Of LA Loan Portfolio Is In South Louisiana
•
•
South Louisiana Credits Performing Very Well
South Louisiana Credits Performing Very Well
•
•
Classified Assets And NPAs Remain Strong
Classified Assets And NPAs Remain Strong
•
•
$0.8 Million Loan Loss Provision In 2Q08 (1Q08 = $0.7 Million)
$0.8 Million Loan Loss Provision In 2Q08 (1Q08 = $0.7 Million)
Pulaski Franchise –
Pulaski Franchise –
Mixed Situation
Mixed Situation
•
•
Most Of Loan Portfolio Is In Very Good Shape
Most Of Loan Portfolio Is In Very Good Shape
•
•
Construction Portfolio Improving
Construction Portfolio Improving
•
•
Aggressively Addressing Potential Problems
Aggressively Addressing Potential Problems
•
•
$0.7 Million Loan Loss Provision in 2Q08 (1Q08 = $2.0 Million)
$0.7 Million Loan Loss Provision in 2Q08 (1Q08 = $2.0 Million)
$1.0 Million In Net Charge-
$1.0 Million In Net Charge-
Offs In 2Q08 (0.11% Loans)
Offs In 2Q08 (0.11% Loans)
Reversal In “Change In
Reversal In “Change In
Asset Quality”
Asset Quality”
Due To
Due To
Loan Sale In 2Q08
Loan Sale In 2Q08
3Q07 4Q07 1Q08 2Q08
Net Charge-Offs 420 $      1,029 $   1,803 $ 960 $
Loan Growth 1,378 1,375 (63) 1,302
Change In Asset Quality (3,491) 1,198 955 (725)
Loan Loss Provision (1,693) $  3,602 $   2,695 $ 1,537 $
Net Charge-Offs/Avg. Loans 0.05% 0.12% 0.22% 0.11%
Loan Loss Reserve/Loans 1.08% 1.12% 1.14% 1.12%

Asset Quality
C&D Loans
Compared To
Peers
Source: SNL, using most recent quarterly information Source: SNL, using most recent quarterly information
One Of The Lowest
One Of The Lowest
Levels Of C&D Loan
Levels Of C&D Loan
Exposure Compared
Exposure Compared
To Peers
To Peers
One Of The Highest
One Of The Highest
Levels Of C&D
Levels Of C&D
Nonaccrual Loans
Nonaccrual Loans
Addressing C&D
Addressing C&D
Exposure Assertively
Exposure Assertively
5%
14%
16%
17%
17%
18%
23%
32%
37%
40%
0%
5%
10%
15%
20%
25%
30%
35%
40%
IBKC SFNC CCBG TRMK HBHC BXS WTNY SBCF OZRK UCBI
Construction & Land Development Loans / Total Loans
(Most Recent Quarter Information)
0%
0%
0%
1%
2%
3%
3%
4%
9%
10%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%
BXS OZRK UCBI SFNC HBHC WTNY CCBG TRMK SBCF IBKC
C&D Nonaccruals / Total C&D Loans
(Most Recent Quarter Information)

Note: Includes commercial construction and land development loans
Asset Quality
Commercial Real Estate Portfolio
IBERIABANK
Pulaski
Bank
TOTAL
Non-Owner Occupied
Current 453.3 $          183.8 $        637.1 $
Past Due - 4.6 4.6
Nonaccrual 0.9 18.6 19.5
Total 454.2 $          207.0 $        661.2 $
% Nonaccrual 0.19% 8.98% 2.94%
Owner Occupied
Current 559.6 $          143.7 $        703.3 $
Past Due 1.9 0.5 2.5
Nonaccrual 2.3 1.8 4.1
Total 563.8 $          146.0 $        709.9 $
% Nonaccrual 0.41% 1.21% 0.58%
Total CRE 1,018.0 $       353.0 $        1,371.0 $
% Nonaccrual 0.31% 5.77% 1.72%

17 Consumer Loan Portfolio

Consumer Portfolio
By Product – Credit Quality
Note: Excludes Credit Cards Note: Excludes Credit Cards
Volume Score Volume Score Volume Score
Direct Consumer 335.6 $        718     178.7 $     719     514.3 $     718
HELOC 85.4             725     14.3          736     99.7          727
Home Equity Loans 173.7           726     141.2        723     314.9        725
Unsecured 36.6             687     7.8            685     44.4          687
Other Secured 39.9             694     15.4          690     55.3          693
Indirect Auto 220.8           707     -            -     220.8        707
Total 892.0 $        715     357.4 $     719     1,249.4 $  716
Consumer Portfolio - Product Type And Average Score
IBERIABANK Pulaski IBERIABANK Corp
Score
Intervals
Direct
Consumer HELOC
Home
Equity
Loans Unsecured
Other
Secured
Indirect
Auto Total
800 + 12% 10% 14% 6% 11% 11% 12%
750 - 799 30% 29% 32% 20% 20% 24% 28%
700 - 749 22% 28% 23% 22% 20% 19% 22%
650 - 699 16% 16% 16% 19% 18% 18% 17%
600 - 649 8% 9% 7% 13% 12% 10% 9%
550 - 599 5% 4% 4% 8% 8% 5% 5%
500 - 549 3% 2% 3% 6% 6% 4% 3%
450 - 499 1% 1% 1% 2% 2% 1% 1%
400 - 449 0% 0% 0% 0% 0% 0% 0%
Other 2% 1% 1% 4% 3% 7% 3%
Total 100% 100% 100% 100% 100% 100% 100%
Avg. Score
718 727 725 687 693 707 716
Consumer Portfolio - Score Distribution By Product

Consumer
Consumer
Portfolio
Portfolio
Product Credit
Product Credit
Quality
Quality
Exceptional
Exceptional
Quality & Good
Quality & Good
2Q08 Trends
2Q08 Trends
$75mm in 2
$75mm in 2
nd
Mortgages (Only
Mortgages (Only
0.45% Past Due)
0.45% Past Due)
$48mm Of 2
$48mm Of 2
nd
Mortgages Are
Mortgages Are
Insured Up To
Insured Up To
10% ($4.8mm)
10% ($4.8mm)
6/30/07 9/30/07 12/31/07 3/31/08 6/30/08
Home Equity Lines of Credit
30 to 59 Days Past Due 0.28% 0.63% 0.44% 1.10% 0.34%
60 to 89 Days Past Due 0.07% 0.09% 0.15% 0.04% 0.02%
Over 90 Days Past Due 0.00% 0.02% 0.00% 0.10% 0.06%
Total 30+ Days Past Due 0.36% 0.75% 0.59% 1.24% 0.43%
Net Charge-Offs
-0.10% 0.31% 0.12% 0.00% 0.02%
Home Equity Term Loans
30 to 59 Days Past Due 0.76% 0.71% 0.96% 0.85% 0.35%
60 to 89 Days Past Due 0.25% 0.15% 0.17% 0.07% 0.30%
Over 90 Days Past Due 0.29% 0.22% 0.13% 0.10% 0.11%
Total 30+ Days Past Due 1.29% 1.08% 1.26% 1.03% 0.77%
Net Charge-Offs
-0.01% 0.06% -0.02% 0.04% 0.01%
Indirect Auto Loans
30 to 59 Days Past Due 0.33% 0.35% 0.71% 0.49% 0.34%
60 to 89 Days Past Due 0.05% 0.05% 0.15% 0.08% 0.04%
Over 90 Days Past Due 0.01% 0.04% 0.12% 0.03% 0.07%
Non Accrual 0.28% 0.23% 0.27% 0.39% 0.33%
Total 30+ Days PD + NAs 0.67% 0.68% 1.24% 1.00% 0.78%
Net Charge-Offs
0.25% 0.14% 0.18% 0.45% 0.14%
Credit Card Loans
30 to 59 Days Past Due 0.21% 0.42% 0.36% 0.49% 0.35%
60 to 89 Days Past Due 0.14% 0.16% 0.10% 0.26% 0.30%
Over 90 Days Past Due 0.35% 0.36% 0.36% 0.68% 0.37%
Total 30+ Days Past Due 0.70% 0.94% 0.82% 1.44% 1.02%
Net Charge-Offs
0.99% 1.81% 0.71% 2.95% 1.57%
Other Consumer Loans
30 to 59 Days Past Due 0.90% 1.10% 1.53% 1.63% 1.20%
60 to 89 Days Past Due 0.25% 0.15% 0.36% 0.29% 0.90%
Over 90 Days Past Due 0.25% 0.04% 0.15% 0.14% 0.10%
Total 30+ Days Past Due 1.40% 1.29% 2.04% 2.05% 2.20%
Net Charge-Offs
0.27% 0.82% 0.69% 0.66% 1.36%
Consumer Portfolio - Quarterly Credit Statistics
Loans Past Due As % Of Product Loans

HOME EQUITY PORTFOLIO - BALANCES BY ZIP CODE
Acadiana 38%
Monroe/ Ruston 9%
New Orleans/
Northshore 8%
Little Rock 10%
Jonesboro 9%
Tulsa 10%
NW Arkansas 2%
Memphis 1%
Home
Home
Equity
Equity
Portfolio:
Portfolio:
LA = 61%
LA = 61%
AR = 23%
AR = 23%
OK = 12%
OK = 12%

Consumer Portfolio
By Product – Credit Quality
9%
46%
33%
12%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Quarter
Originations - Product Total %
Home Equity 2nd
Home Equity 1st
HELOC 2nd
HELOC 1st

Consumer Portfolio
By Product – Credit Quality
Loan-to-Values At Time Of Origination
52%
76%
70%
83%
73%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Quarter
HELOC 1st
HELOC 2nd
Home Equity 1st
Home Equity 2nd
Total

23 INDIRECT AUTOMOBILE PORTFOLIO - BALANCES BY ZIP CODE Acadiana 79% Monroe/ Ruston 5% 98% Of 98% Of Indirect Auto Indirect Auto Portfolio Is Portfolio Is In Louisiana In Louisiana

Consumer Portfolio
Indirect – 30+ Days Past Dues
Note: Excludes Nonaccruing Loans
Indirect Auto Portfolio
Loans Past Due 30 Days Or More
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
2.20%
2.40%
Month

25 Consumer Portfolio Indirect – Net Charge-Offs Indirect Auto Portfolio Annualized Net Charge-Offs As % Of Loans 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2.20% 2.40% Month

26 Financial Overview

Financial Overview
Favorable Balance Sheet Growth
2Q08 Results
2Q08 Results
•
•
Loans +$116mm, +3% Loans +$116mm, +3%
•
•
Deposits +$225mm +6% Deposits +$225mm +6%
•
•
Loan/Deposits = 88% Loan/Deposits = 88%
•
Equity -$2mm, 0%
•
•
Equity/Assets = 9.57% Equity/Assets = 9.57%
•
•
Tier 1 Leverage = 7.24% Tier 1 Leverage = 7.24%
•
•
Div Payout = 46% Div Payout = 46%
•
•
ROA = 0.73% ROA = 0.73%
•
•
ROE = 7.45% ROE = 7.45%
•
•
ROTE = 15.70% ROTE = 15.70%
•
•
Efficiency Ratio = 72.9% Efficiency Ratio = 72.9%
•
•
Tang Eff. Ratio = 69.9% Tang Eff. Ratio = 69.9%
•
•
BV/Share = $39.49 BV/Share = $39.49
•
•
Tang BV/Share = $19.27 Tang BV/Share = $19.27
$600
$1,000
$1,400
$1,800
$2,200
$2,600
$3,000
$3,400
$3,800
$4,200
Loans
Deposits
Quarterly Averages
Annual Average Balances
-1%
20%
17
17%
22%
34%
1%
3%
7%
4%
13
%
16%
18%
9%
15%
12%
17
11%
14%
13%
8%
16%
46%
56%
36%
42%
55%
46%
52%
43%
45%
52%
23%
15%
15%
12%

Base Blue Forward
Change In: -200 bp -100 bp Case +100 bp +200 bp Chip Curve
Net Interest
Income
-5% -1% 0% 1% 3% 0% 0%
Economic
Value of
Equity
-4% -1% 0% 1% 1% -- --
Financial Overview
Interest Rate Simulations
Source: Bancware
Source: Bancware
Bancware model, as of June 30, 2008 model, as of June 30, 2008
As Rates Have Fallen, Become Slightly Asset Sensitive
As Rates Have Fallen, Become Slightly Asset Sensitive
Degree Is A Function Of The Reaction Of Competitors To
Degree Is A Function Of The Reaction Of Competitors To
Changes In Deposit Pricing
Changes In Deposit Pricing
Forward Curve Has Little Projected Impact Over 12 Months
Forward Curve Has Little Projected Impact Over 12 Months

Financial Overview
Trends - Mortgage Interest Rates
Source: National Home Builders Association Source: National Home Builders Association
Mortgage
Mortgage
Rates Have
Rates Have
Converged
Converged
Since 2003
Since 2003
Spike Down
Spike Down
In Early 2008
In Early 2008
Rates Have
Rates Have
Trended Up
Trended Up
Since Early
Since Early
2008
2008
Refinance
Refinance
Activity
Activity
Slowed
Slowed
Considerably
Considerably
(For Us: 18%
(For Us: 18%
Recently)
Recently)
Mortgage Interest Rate Trend
6.35%
5.89%
5.89%
5.18%
3.00
3.50
4.00
4.50
5.00
5.50
6.00
6.50
7.00
30-year
15-year
5/1 ARM
Adjustable
30-Year Fixed
Adjustable
5/1 ARM
15-Year Fixed

Financial Overview
Trends – Jumbo Mortgage Rates
Source: Bloomberg on July 20, 2008 Source: Bloomberg on July 20, 2008
Subprime Mtg.
Subprime Mtg.
Market Gone
Market Gone
Alt-A Market Is
Alt-A Market Is
Stalled
Stalled
Jumbo Market
Jumbo Market
Spreads Are
Spreads Are
Very Wide
Very Wide
Shift From
Shift From
These
These
Products To
Products To
FHA/VA &
FHA/VA &
Conforming
Conforming
Almost Half Of
Almost Half Of
Our Production
Our Production
Is Now FHA/VA
Is Now FHA/VA
Weekly National 30-Year Mortgage Rates
6.31%
7.71%
5.00%
5.25%
5.50%
5.75%
6.00%
6.25%
6.50%
6.75%
7.00%
7.25%
7.50%
7.75%
8.00%
8.25%
Conforming
Jumbo

Financial Overview
Mortgage Quarterly Revenues
Closed $987mm
Closed $987mm
In Full Year 2007
In Full Year 2007
In 2Q08 Closed
In 2Q08 Closed
$268mm (+8%
$268mm (+8%
Vs. 1Q08)
Vs. 1Q08)
In 2Q08 Sold
In 2Q08 Sold
$267mm (+16%
$267mm (+16%
Vs. 1Q08)
Vs. 1Q08)
2Q08 Vs. 1Q08:
2Q08 Vs. 1Q08:
+30% Increase
+30% Increase
In Mortgage
In Mortgage
Revenues
Revenues
$70 Million
$70 Million
Locked Pipeline
Locked Pipeline
On 6/30/08
On 6/30/08
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
$6.0
$6.5
2003 2004 2005 2006 2007 2008
Mortgage Gains On Sale Of Loans
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
**
**
Assumes Pulaski's acquisition of IBERIABANK Mortgage beginning in February 2007

Financial Overview
Title Insurance Qtrly Revenues
Completed And
Completed And
Integrated
Integrated
United Title-LA
United Title-LA
In April 2007
In April 2007
And American
And American
Abstract In
Abstract In
March 2008
March 2008
2007: 14,634
2007: 14,634
Closings (+9%)
Closings (+9%)
& Revenues Of
& Revenues Of
$18mm (+22%)
$18mm (+22%)
2Q08: $5.5mm In
2Q08: $5.5mm In
Revenues (+21%
Revenues (+21%
Vs. 1Q08)
Vs. 1Q08)
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
$5.5
$6.0
$6.5
2003 2004 2005 2006 2007 2008
Title Insurance Revenues
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
*
*
Includes United Title in April 2007
**
**
Includes American Abstract in March 2008

33 Markets

Markets
Memphis Opportunity
$28 Billion Deposit
$28 Billion Deposit
Memphis Market Is
Memphis Market Is
A Unique Growth
A Unique Growth
Opportunity For Us
Opportunity For Us
Large & Small
Large & Small
Banks Have
Banks Have
Experienced
Experienced
Difficulties
Difficulties
We Recently
We Recently
Recruited 5 New
Recruited 5 New
Team Members
Team Members
$19mm Deposits &
$19mm Deposits &
$62mm In Credits
$62mm In Credits
(Funded/Unfunded
(Funded/Unfunded
& In Pipeline)
& In Pipeline)
Source: FDIC For Memphis MSA At June 30, 2007 Source: FDIC For Memphis MSA At June 30, 2007
Bank of
America
3.4%
BancorpSouth
3.4%
SunTrust
5.9%
Regions
12.7%
First Horizon
50.2%

Markets -
Markets -
Branches
Branches
Branch Expansion Initiative
Branch Expansion Initiative
Period-End Loan And Deposit Volumes
14 Offices
14 Offices
2Q08 Loans
2Q08 Loans
Of $116 mm
Of $116 mm
(+109% Over
(+109% Over
1-Year)
1-Year)
2Q08
2Q08
Deposits Of
Deposits Of
$209 mm
$209 mm
(+142%
(+142%
Over 1-
Over 1-
Year)
Year)
$-
$25
$50
$75
$100
$125
$150
$175
$200
$225
2Q05 3Q05 4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08
Deposits
Loans

Markets – Branches
Historical Office Optimization
Entered 3 New Markets
Entered 3 New Markets
Acquired 12 Offices (All)
Acquired 12 Offices (All)
Closed/Consolidated 18
Closed/Consolidated 18
Offices (All Types)
Offices (All Types)
Opened 10 New Bank
Opened 10 New Bank
Offices
Offices
Opened 7 Mortgage
Opened 7 Mortgage
Offices
Offices
Divested/Sold 1 Office
Divested/Sold 1 Office
5 Office Realignments
5 Office Realignments
Entered 13 New Markets
Entered 13 New Markets
Acquired 94 Offices (All)
Acquired 94 Offices (All)
Closed/Consolidated 17
Closed/Consolidated 17
Offices (All Types)
Offices (All Types)
Opened 9 New Bank
Opened 9 New Bank
Offices
Offices
Opened 6 Mortgage
Opened 6 Mortgage
Offices
Offices
Opened 1 Title Office
Opened 1 Title Office
11 Office Realignments
11 Office Realignments
1999 Through 2005
1999 Through 2005
Since 2005
Since 2005

Markets – Local Economies
Oil & Gas Impact
Source: Bloomberg on July 20, 2008 Source: Bloomberg on July 20, 2008
$10.54
$128.88
$-
$2.00
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$-
$20.00
$40.00
$60.00
$80.00
$100.00
$120.00
$140.00
$160.00
Natural Gas (Left Scale)
Crude Oil (Right Scale)
Natural Gas
Crude Oil

Markets – Local Economies
Oil & Gas – Louisiana
The Gulf Of Mexico
The Gulf Of Mexico
Accounts For:
Accounts For:
1/3 Of U.S. Oil
1/3 Of U.S. Oil
Production
Production
20% Of U.S. Natural
20% Of U.S. Natural
Gas Production
Gas Production
LA Ranks 4
LA Ranks 4
th
In U.S. Crude Oil Production
In U.S. Crude Oil Production
2 of 4 U.S. Strategic Petro Reserves in LA
2 of 4 U.S. Strategic Petro Reserves in LA
LA Processes 1/5 Of Foreign Crude In US
LA Processes 1/5 Of Foreign Crude In US
2
2
nd
Highest Petro Products Processed
Highest Petro Products Processed
LA Ranks 2
LA Ranks 2
nd
In Natural Gas Production
In Natural Gas Production

39 Markets – Local Economies Oil & Gas – Fayetteville Shale Source: State Of Arkansas Oil & Gas Commission Source: State Of Arkansas Oil & Gas Commission

Markets – Local Economies
Big Local Economic Influences
Fayetteville Shale Play (10 Counties In Arkansas)
Fayetteville Shale Play (10 Counties In Arkansas)
•
•
Estimated Benefit Over 10-15+ Years
Estimated Benefit Over 10-15+ Years
•
•
2003-05: $158MM Direct; $190MM Total
2003-05: $158MM Direct; $190MM Total
•
•
2005-08 Estimated: $3.8 Bil. Direct; $5.5 Bil. Total
2005-08 Estimated: $3.8 Bil. Direct; $5.5 Bil. Total
•
•
Estimated: 9,683 Jobs And Add $358MM In Taxes
Estimated: 9,683 Jobs And Add $358MM In Taxes
Haynesville Shale Play (Shreveport/Bossier City, LA)
Haynesville Shale Play (Shreveport/Bossier City, LA)
•
•
Potential Significant Play In The Very Early Stages
Potential Significant Play In The Very Early Stages
Cyberspace Command (Shreveport/Bossier City, LA)
Cyberspace Command (Shreveport/Bossier City, LA)
•
•
Current “Provisional HQ”; In The Running For Final
Current “Provisional HQ”; In The Running For Final
•
•
Estimated: 10,000+ Jobs With Avg. Salary = $70,000
Estimated: 10,000+ Jobs With Avg. Salary = $70,000
Katrina/Rita Rebuilding (South Louisiana)
Katrina/Rita Rebuilding (South Louisiana)
•
•
Latest Cost Estimate: $127 Billion
Latest Cost Estimate: $127 Billion
•
•
Average Of $425,000 Per Person
Average Of $425,000 Per Person

Markets – Local Economies
Housing’s Share Of State GDP
Source: NAHB; Figures represent 2005 levels as indicative of peak period
US Average: 16.6%
Arkansas: 12.4%
Mississippi: 12.1%
Louisiana: 9.4%
5.0% 10.0% 15.0% 20.0% 25.0% 30.0%
Nevada
Hawaii
Florida
Arizona
California
Maryland
Colorado
Idaho
Montana
Oregon
New Jersey
Virginia
Washington
New
Vermont
Rhode Island
Utah
Maine
South Carolina
Massachusett
United States
Illinois
Minnesota
New York
Georgia
North Carolina
Wisconsin
Michigan
Connecticut
Tennessee
Pennsylvania
Missouri
New Mexico
Ohio
Indiana
Alabama
Kentucky
Kansas
Wyoming
West Virginia
Arkansas
Iowa
Oklahoma
Mississippi
Nebraska
Texas
Delaware
South Dakota
North Dakota
District of
Alaska
Louisiana
Housing Share Of State GDP
Nationwide,
Housing
Peaked In 2005
Housing Was A
Substantial
Contributor To
State Economic
Growth--Now
Working In
Reverse
Our Markets:
Minimal Impact

42 Markets – Local Economies Unemployment – Vs. U.S. MSAs

Markets - Housing
Local – Lafayette Home Inventory
Acadiana
Acadiana
Housing
Housing
Inventory
Inventory
Declined In
Declined In
The First
The First
Half Of 2008
Half Of 2008
Remains
Remains
40% Below
40% Below
The National
The National
Average For
Average For
Housing
Housing
Supply
Supply
Source: Van Eaton & Romero and Bloomberg Source: Van Eaton & Romero and Bloomberg
Acadiana Region - Months Supply Of Housing
10.8
10.9
6.4
7.1
-
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
11.0
12.0
Sep 05 Mar 06 Dec 06 Feb 07 Jun 07 Sep 07 Oct 07 Nov 07 Dec 07 Feb 08 Mar 08 Jun 08
U.S. Average-Existing Homes
U.S. Average-New Homes
Lafayette-All Properties
All Acadiana Parishes

Summary Of IBKC
Industry Operating Environment--Challenging
Industry Operating Environment--Challenging
•
•
Housing
Housing
•
•
Credit Risk
Credit Risk
•
•
Interest Rate Risk
Interest Rate Risk
•
•
Operations Risk
Operations Risk
We Tend To Move “Ahead Of The Curve”
We Tend To Move “Ahead Of The Curve”
Focus On Long-Term Investments & Payback
Focus On Long-Term Investments & Payback
Organic And External Growth
Organic And External Growth
Both Expense Control And Revenue Growth
Both Expense Control And Revenue Growth
EPS/Stock Price Linkage -
EPS/Stock Price Linkage -
Shareholder Focus
Shareholder Focus
Favorable Risk/Return Compared To Peers
Favorable Risk/Return Compared To Peers